                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14 of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


                                          [_]Confidential, for Use of the
Check the appropriate box:                   Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE L.S. STARRETT COMPANY
             -----------------------------------------------------
               (Name of Registrant as Specified, In Its Charter)

             -----------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

   ---------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   ---------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

   ---------------------------------------------------------------

  (5) Total fee paid:

   ---------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

   ---------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:

   ---------------------------------------------------------------

  (3) Filing Party:

   ---------------------------------------------------------------

  (4) Date Filed:

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

                           THE L.S. STARRETT COMPANY

                              121 Crescent Street
                          Athol, Massachusetts 01331

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              September 15, 1999

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders of The L.S. Starrett Company will be held at the office of the Company in Athol, Massachusetts, on Wednesday, September 15, 1999 at 2:00 p.m. for the following purposes:

  1. To elect a class of three directors, each to hold office for a term of three years and until his successor is chosen and qualified.

  2. To approve the amendment of the Company's By-laws to specify the circumstances under which indemnification of directors and officers and certain employees who are trustees and administrators of the Company's employee benefit plans of the Company is allowed or required.

  3. To approve a form of indemnification agreement for directors and officers and certain employees who are trustees and administrators of the Company's employee benefit plans.

  4. To consider and act upon any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed July 23, 1999 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, or any adjournments thereof, and to receive notice thereof. The transfer books of the Company will not be closed.

  You are requested to execute and return the enclosed proxy, which is solicited by the management of the Company.

                                          Steven A. Wilcox, Clerk

Athol, Massachusetts
August   , 1999

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. IF YOU DESIRE TO VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING, YOUR PROXY WILL BE RETURNED TO YOU.

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                      OF

                           THE L.S. STARRETT COMPANY

                              121 CRESCENT STREET
                          ATHOL, MASSACHUSETTS 01331

  The enclosed form of proxy and this Proxy Statement have been mailed to stockholders on or about August 11, 1999 in connection with the solicitation by the Board of Directors of The L.S. Starrett Company (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held at the office of the Company in Athol, Massachusetts on Wednesday, September 15, 1999 at 2:00 p.m., or at any adjournments thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders.

  It is the intention of the persons named as proxies to vote shares represented by duly executed proxies for the proposals described in this Proxy Statement unless contrary specification is made. Any such proxy may be revoked by a stockholder at any time prior to the voting of the proxy by a written revocation received by the Clerk of the Company, by properly executing and delivering a later-dated proxy, or by attending the meeting, requesting return of the proxy and voting in person. A proxy, when executed and not so revoked, will be voted at the meeting, including any adjournments thereof; and if it contains any specifications, it will be voted in accordance therewith.

  Stockholders of record as at the close of business on July 23, 1999 will be entitled to vote at this meeting. On that date, the Company had outstanding and entitled to vote [5,181,967]* shares of Class A Stock and [1,699,050] shares of Class B Stock. Each outstanding share of Class A Stock entitles the record holder thereof to one vote and each outstanding share of Class B Stock entitles the record holder thereof to ten votes. The holders of Class A Stock are entitled to elect 25% of the Company's directors to be elected at each meeting and such holders voting together with the holders of Class B Stock as a single class are entitled to elect the remaining directors to be elected at the meeting. Except for the foregoing and except as provided by law, all actions submitted to a vote of stockholders will be voted on by the holders of Class A and Class B Stock voting together as a single class. Pursuant to Massachusetts law, the Company's Board of Directors is divided into three classes with one class to be elected at each annual meeting of stockholders.

                           I. ELECTION OF DIRECTORS

  The Board of Directors has fixed the number of directors at seven and designated Andrew B. Sides, Jr., Douglas R. Starrett and Roger U. Wellington, Jr. to serve as Class I Directors; Douglas A. Starrett and William S. Hurley to serve as Class II Directors; and George B. Webber and Richard B. Kennedy to serve as Class III Directors; and, in the case of each director, until his successor is chosen and qualified.
--------
* All bracketed numbers in this Proxy Statement are taken from the 1998 Proxy Statement and will be finalized in the definitive Proxy Statement.

  It is the intention of the persons named in the proxy to vote for the election of the three persons named below as Class I Directors, each to hold office for a term of three years and until his successor is chosen and qualified.

  The names and ages of the nominees for directors proposed by the management, their principal occupation, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July 23, 1999 are as follows:

                                                                         Shares Beneficially
                                                                              Owned (1)
                                        Principal                        (Percent of Class)
                                        Occupation             Director ----------------------
        Name(Age)                     Directorships             Since    Class A     Class B
        ---------           ---------------------------------  -------- ----------  ----------
CLASS I--Director to be elected by Class A Stockholders:
Andrew B. Sides, Jr. (74).  Formerly CEO of Rhode Island Tool    1986         [250]       [250]
                            Company, Providence, Rhode                          (*)         (*)
                            Island, producer of forgings;
                            Director, Colonial Gas Company.
CLASS I--Director to be elected by Class A and Class B Stockholders voting together:
Douglas R. Starrett (79)..  Chairman and CEO of the Company      1952   [51,715](2)    [50,242]
                                                                              1.0%        3.0%
Roger U. Wellington, Jr.    Treasurer and Chief Financial        1987    [7,606](3)  [2,988](3)
 (58).....................  Officer of the Company                              (*)         (*)

  The following table sets forth the names and ages of the Class II and III
Directors, their principal occupations, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July
23, 1999:

                                                                         Shares Beneficially
                                                                              Owned (1)
                                        Principal                        (Percent of Class)
                                        Occupation             Director ----------------------
        Name(Age)                     Directorships             Since    Class A     Class B
        ---------           ---------------------------------  -------- ----------  ----------
CLASS II--Directors serving until 2000 Annual Meeting of Stockholders:
William S. Hurley(55).....  Vice President and Chief             1993     [200](4)         --
                            Financial Officer, CYBEX
                            International, Inc., Medway,
                            Massachusetts, producer of
                            fitness equipment.
Douglas A. Starrett(47)...  President of the Company.            1984   [11,383](5) [20,797](5)
                                                                                (*)         (*)
CLASS III--Directors serving until 2001 Annual Meeting of Stockholders:
Richard B. Kennedy(56)....  Vice President, Marketing, Saint-    1996      [100](4)        --
                            Gobain Abrasives, Worcester,                        (*)         (*)
                            Massachusetts, producer of
                            abrasives products.
George B. Webber (78).....  Vice President, Webber Gage          1962   [69,056](6) [79,435](6)
                            Division of the Company                           1.3%        4.7%

--------
(1) Includes shares beneficially owned as defined in applicable rules of the Securities and Exchange Commission, whether or not interest in such shares is disclaimed by the nominee. All shares are held with sole voting and investment power except as indicated below for certain nominees.

(2) Includes [8,975] Class A and [21,158] Class B shares held with shared voting and investment power, [3,502] Class A and [678] Class B shares held with shared voting power only and [2,805] Class A and [4,369] Class B shares held with sole voting power only. Douglas R. Starrett is the father of Douglas A. Starrett, the President of the Company.
(3) Includes [977] Class A and [944] Class B shares held with shared voting and investment power and [6,690] Class A and [2,044] Class B shares held with sole voting power only.
(4) Shares are held with shared voting and investment power.
(5) Includes [414] Class A and [550] Class B shares held with shared voting and investment power and [6,020] Class A and [1,776] Class B shares held with sole voting power only. Douglas A. Starrett is the son of Douglas R. Starrett, the Chairman and CEO of the Company.
(6) Includes [4,218] Class A and [2,621] Class B shares held with sole voting power only.
 *  Less than 1%

  At July 23, 1999, the directors' and officers' beneficial ownership of the Company's Common Stock consisted of [144,438] Class A and [154,352] Class B shares ([2.8]% and [9.1]%, respectively, of the outstanding shares). Of these shares, James S. Carey, Vice President Sales of the Company, owned [4,067] Class A and [640] Class B shares. All shares beneficially owned by the directors and officers were held with sole voting and investment power, except that [11,157] Class A and [22,652] Class B shares were held with shared voting and investment power, [3,502] Class A and [678] Class B shares were held with shared voting power only and [23,309] Class A and [11,450] Class B shares were held with sole voting power only.

  Richard Newton, Douglas A. Starrett and Roger U. Wellington, Jr., as Trustees under the Company's 401(k) Stock Savings Plan and Employee Stock Ownership Plan, c/o the Company, 121 Crescent Street, Athol, Massachusetts 01331, at July 23, 1999 owned beneficially [1,039,208] Class A and [357,487]
Class B shares ([20.1]% and [21.0]%, respectively, of the outstanding shares) of Common Stock of the Company, all of which were held with sole dispositive power subject to the terms of the respective Plans. Except for an aggregate of [23,236] Class A and [11,488] Class B shares allocated to the accounts of Douglas A. Starrett, Roger U. Wellington, Jr., George B. Webber and Douglas R. Starrett in the Plans, such shares are not reflected in the holdings in the above table.

  All of the nominees and directors listed above have had the principal occupations listed for at least five years except for Douglas R. Starrett who was President of the Company until 1994, Douglas A. Starrett who was Executive Vice President of the Company until 1994, William S. Hurley who was Vice President Controller of Bolt Beranek and Newman, Inc. until 1996, and Richard
B. Kennedy who was Vice President, Abrasives Marketing Group of Norton Company until 1997.

  The following table sets forth the persons or groups known by the Company to be beneficial owners of more than 5% of the Company's Common Stock.

                                                    Amount
                          Name And Address      And Nature Of
                           Of Beneficial          Beneficial
Title Of Class                 Owner              Ownership    Percent Of Class
--------------       -------------------------- -------------- ----------------
Class A............. David L. Babson & Co, Inc. 566,700 shares       10.7%
                     One Memorial Drive
                     Cambridge, MA 02142

*  All shares are held with sole voting and investment power.

  During the fiscal year ended June 26, 1999, there were five meetings of the Company's Board of Directors, three meetings of the Audit Committee and one meeting of the Salary (Compensation) Committee. The members of the Audit Committee during fiscal 1999 were Messrs. Kennedy, Hurley and Sides. In general, the Audit Committee recommends to the Board of Directors the independent auditors to be selected and confers with the Company's independent auditors to review the audit scope, the Company's internal controls, financial reporting issues, results of the audit and the range of non-audit services. See also "Relationship with Independent Accountants" below. The members of the Salary Committee during fiscal 1999 were Messrs. Kennedy, Hurley, Sides and Douglas R. Starrett. The function of the Salary Committee is to review the salaries of key management personnel. The Company does not have a standing nominating committee.

  Directors who are not employees of the Company receive an annual retainer fee of $6,000 payable in quarterly installments and a fee of $700, plus expenses, for each Board of Directors and committee meeting that they attend. Only one meeting attendance fee is paid for attending two meetings on the same day. All directors attended at least 75% of the aggregate number of all meetings of the Board of Directors and of all committees on which they served. Non-employee directors may elect to defer part or all of their director's fees in which event such deferred fees and interest thereon will generally be payable in five equal annual installments after they cease to be a director.

A. Compensation Committee Report

  During fiscal 1999 the Compensation Committee of the Company was chaired by William S. Hurley. The members of the Committee are all the outside directors and the Chairman and CEO of the Company. The Committee reviews and sets compensation for all the executive officers listed in the proxy statement. The Chairman and CEO is not present when his compensation is considered.

  Setting compensation is not done by strict formula. It is a subjective judgment based on the following factors.

  We do not look at the performance of just one year, but for a number of years, and consider the economic climate in all areas of the world where we operate. We look at how both stockholders and employees at all locations have fared during these periods.

  In particular, we look at stockholders' equity, which shows the value of the Company to the stockholders. We also look at the dividend policy of the Company to make sure that it is consistent or improving, since this is important to all stockholders. At the same time, we must see that there are funds left in the Company to provide for growth.

  We consider stock price movement, bearing in mind that the stock market is generally short-term oriented and subjected to pressures that are not under the control of executive officers.

  Compensation is primarily made up of basic salary. We make a judgment based on the above listed considerations and on competitive compensation of companies of similar size and in similar fields, as shown by a national survey, The National Executive Compensation Survey. This is the most comprehensive survey of its kind. It covers top executive positions for manufacturing organizations by sales volume. We also draw on our knowledge of the market cost of any executive who might have to be replaced.

  The variable pay for the executive officers who have Company-wide responsibility is the bonus plan. This is the plan which was installed last year after these officers were removed from the Company domestic profit sharing plan. This plan is based upon the return on equity and the net margin on sales. No bonuses are awarded unless a certain minimum is exceeded. Awards for Company performance above that minimum are made by the judgment of the Compensation Committee.

  There are also long-term incentives for everyone in the Company, including the officers, to own Company stock. This is available by way of a 401(k) plan and stock option plans approved by stockholders. All officers participate in these plans.

  The Company does not have special perks for executives that are not available to everyone in the Company, and we maintain a common sense relationship between executive pays and average pays.

  Last year was an exceptional and record-breaking year for the Company and the bonus pay for these executive officers reflected that. This year, fiscal 1999, was a good year, but not exceptional. Fiscal 2000 base pays for these officers are being held to last year's levels and the bonus variable part of pay awarded to them is significantly reduced, reflecting the year's results.

                            Compensation Committee

                          William S. Hurley, Chairman
                              Richard B. Kennedy
                             Andrew B. Sides, Jr.
                              Douglas R. Starrett

         Compensation Committee Interlocks and Insider Participation:

  There were no Compensation Committee interlocks during the last fiscal year. Douglas R. Starrett, Chairman and CEO of the Company, served as a member of the Company's Compensation Committee during fiscal 1999.

B. Remuneration

  The following information is given on an accrual basis for the last three fiscal years with respect to the executive officers of the Company who earned at least $100,000 in fiscal 1999:

                          SUMMARY COMPENSATION TABLE

                                          Annual       Long-term
                                       Compensation   Compensation
                                     ---------------- ------------
                                              Bonus/
                                              Profit                 All Other
       Name and Position        Year  Salary  Sharing   Options    Compensation*
       -----------------        ---- -------- ------- ------------ -------------
D.R. Starrett.................. 1997 $275,000 $10,670      300        $2,938
 Chairman and CEO               1998  289,000  96,001      300         3,283
                                1999  304,000              500
D.A. Starrett.................. 1997  172,000   6,675      300         2,841
 President                      1998  181,000  60,125      300         3,017
                                1999  200,000              200
G.B. Webber.................... 1997   90,000   3,495      200         1,552
 Vice President                 1998  100,000   6,700      300         1,667
 Webber Gage Division           1999  110,000            1,246
James S. Carey................. 1998  105,000  31,740                  1,811
 Vice President Sales           1999  114,000
R.U. Wellington, Jr............ 1997  152,000   5,900    2,071         2,604
 Treasurer and CFO              1998  160,000  53,150                  2,765
                                1999  168,000            4,141

--------
* Consists of the market value of the one-third matching shares allocated under the Company's 401(k) plan.

C. Retirement Plan

  The Company's Employees' Retirement Plan covers all domestic employees who have at least one year of service and have attained age 21. Benefits under the Retirement Plan are determined by reducing a formula amount calculated under the Retirement Plan by 90% of the annuity value of the employee's vested account balance, if any, under The L.S. Starrett Company Employee Stock Ownership Plan (the "ESOP"). See below, "Employee Stock Savings and Ownership Plans." At no time will the combined benefit of any participant under the Retirement Plan and the ESOP be less than such participant's benefits, if any, under the Retirement Plan before establishment of the ESOP. The formula amount calculated under the Retirement Plan is based on the sum of 1.25% of the employee's average base salary up to his Social Security Covered Compensation plus 1.70% of the employee's average base salary over Covered Compensation, times the number of years of service up to but not exceeding 35 years. An employee's average base salary is his average base salary for the five consecutive highest paid of his last ten years of employment.

  Pursuant to provisions of the Internal Revenue Code of 1986, as amended, not more than $160,000 of a participant's annual compensation may be taken into account in computing a participant's benefit under the plan and annual annuity benefits may not exceed a specified dollar limit (in general for 1999, [$130,000]). However, this limitation shall not operate to reduce the benefits of any employee accrued prior to the 1994 plan year. The Company has established a Supplemental Executive Retirement Plan ("SERP") to provide on an unfunded basis out of the general assets of the Company benefits earned under the Retirement Plan formula that are in excess of Internal Revenue Code limits. Amounts paid under the Company's Bonus and Profit-Sharing Plan are not included in base salary. At July 1, 1999, under the Retirement Plan and SERP the credited years of service of certain executive officers of the Company and their credited salaries for the fiscal year then ended were as follows:
Douglas R. Starrett--35 years, [$289,000]; George B. Webber--35 years, [$100,000]; Douglas A. Starrett--21 years, [$181,000]; James S. Carey--19 years, [$105,000]; and Roger U. Wellington, Jr.--13 years, [$160,000].

  The following table sets forth estimates of the pre-offset formula benefit amount determined under the Retirement Plan for employees in various salary and years-of-service categories, calculated as a benefit payable as if an employee retired in 1999 at age 65. In the case of any employee with a vested account balance under the ESOP, the formula benefit amount under the Retirement Plan, estimates of which are shown below, would be subject to offset by 90% of the annuity value of the ESOP vested account balance, but no deduction would be made for Social Security benefits or other offset amounts.

                              PENSION PLAN TABLE

                                           Years of Credited Service
        Average Annual             ------------------------------------------------------------------------
           Earnings                  15                         25                          35
        --------------             ------                     -------                     -------
           $100,000                23,400                      39,000                      54,600
            125,000                29,775                      49,625                      69,475
            150,000                36,150                      60,250                      84,350
            175,000                42,525                      70,875                      99,225
            200,000                48,900                      81,500                     114,100
            225,000                55,275                      92,125                     128,975
            250,000                61,650                     102,750                     143,850
            275,000                68,025                     113,375                     158,725
            300,000                74,400                     124,000                     173,600

D. Employee Stock Savings and Ownership Plans

  The Company has for its domestic employees an Employee Stock Ownership Plan
(ESOP), established in 1984, and a 401(k) Stock Savings Plan (401(k) Plan), which was established in 1986. Both are designed to supplement retirement benefits provided under the Company's Retirement Plan and to enable employees to share in the growth of the Company.

  In November 1984 the ESOP purchased 800,000 shares of stock from the Company using funds obtained from borrowings guaranteed by the Company that were repaid over a ten year period. Contributions made by the Company as well as dividends paid on the ESOP's stock holdings were used to repay the ESOP indebtedness. As the indebtedness was repaid, the stock was allocated to accounts of participants in the ESOP. Additional cash contributions were made by the Company to make up for the dividends that were used to pay debt service. All employees of the Company are participants in the ESOP after completing one year of service and attaining age 21. Allocations to a participant's account under the ESOP are made in proportion to the ratio that the participant's compensation bears to the aggregate compensation of all participants. As of June 30, 1994, all available ESOP shares had been allocated and, consequently, no allocations other than forfeitures have been made during the past five years.

  Employees who retire, die, or otherwise terminate employment under the ESOP will be entitled to receive their vested account balance, which will generally be distributed at the same time that the employee is eligible to begin receiving a benefit under the Retirement Plan. An amount equal to 90% of an employee's vested ESOP account balance, expressed in annuity form, will be used to offset the employee's benefit under the Retirement Plan. See above, "Retirement Plan."

  The 401(k) Plan is a savings and salary deferral plan that is intended to qualify for favorable tax treatment under Section 401(k) of the Internal Revenue Code. To be a participant an employee must have completed six months of service and be at least 18 years old. Plan participants may authorize deferral of a portion of their salary through payroll deductions. Participants may elect to have up to 15% of their compensation (as determined under the Plan) contributed to a trust fund established for the Plan as a salary deferral contribution.

  The Company contributes to the 401(k) Plan monthly on behalf of each participant a matching contribution equal to one-third of the first 1% of the participant's compensation (as determined under the plan) that the participant contributes as a salary deferral for such month. In addition, the Company may contribute to the Plan monthly an additional matching contribution equal to a portion of each participant's additional salary deferral contributions which are designated by the participant is Match-Eligible Elective Contributions. At present, the supplemental matching contribution is equal to one-third of the participant's Match-Eligible Elective Contributions. Salary deferral contributions vest immediately. Matching contributions vest after five years of service (as determined under the Plan) or upon the participant's death, disability or retirement, if earlier.

  Participants in the 401(k) Plan are not subject to Federal or state income tax on salary deferral contributions or on Company matching contributions or the earnings thereon until such amounts are withdrawn from the Plan. Matching Contributions and Match-Eligible Elective Contributions to the Plan are invested in the Company's Common Stock. Other contributions to the Plan are invested in accordance with participant directions among various mutual funds made available for this purpose. Withdrawals from the Plan may only be made upon termination of employment, attainment of age 59 1/2 or in connection with certain provisions of the Plan that permit hardship withdrawals. The Plan also permits loans to participants.

  For the last three fiscal years ended June 26, 1999, Company matching contributions for all executive officers of the Company as a group were [1,322] shares and for all employees of the Company as a group were [56,925] shares.

E. Stock Option and Purchase Plans

  The Company currently has in effect for the benefit of eligible employees the 1997 Employees' Stock Purchase Plan (the "1997 Plan") to provide a convenient means for these employees to acquire an interest in the future of the Company by purchasing up to 800,000 shares of Common Stock. At June 26, 1999, there were [1,681] employees eligible to participate in the 1997 Plan.

  The option price to purchase shares of the Company's Common Stock under the 1997 Plan, as well as the predecessor "1992 Plan," which is identical, is the lower of 85% of the market price on the date of grant or 85% of the market price on the date of exercise (two years from the date of grant). The Company also sells treasury shares to employees under an Employees' Stock Purchase Plan adopted in 1952 (the "1952 Plan"). The Company, from time to time, purchases these shares in the open market to be held in treasury. The Company pays brokerage and other expenses incidental to purchases and sales under the 1952 Plan and employees may authorize regular payroll deductions for purchases of shares.

  The following table sets forth information regarding options for shares of the Company's Common Stock under the terms of the Company's stock option and purchase plans for the executive officers of the Company:

                       OPTION GRANTS IN LAST FISCAL YEAR

                      Class of             Market
                      Stock and     As %   Price
                       Number     of Total   at   Exercise              Grant
                     of Options   Employee Grant   Price   Expiration   Date
       Name            Granted     Grants   Date    (1)       Date    Value (2)
       ----         ------------- -------- ------ -------- ---------- ---------
D.R. Starrett......   200 Class B          $37.75  $32.09   11/2/00
                      300 Class B           26.06   22.16   5/24/01
D.A. Starrett......   100 Class B           37.75   32.09   11/2/00
                      100 Class B           26.06   22.16   5/24/01
G.B. Webber........   373 Class B           37.75   32.09   11/2/00
                      873 Class B           26.06   22.16   5/25/01
R.U. Wellington.... 1,271 Class B           37.75   32.09   11/2/00
                    2,870 Class B           26.06   22.16   5/24/01

--------
(1) Exercise price represents 85% of market price on dates of grant. Exercise price will be 85% of market price on date of exercise, if lower.
(2) Based on the Black-Scholes option pricing model (assuming volatility of [16]% and interest rates of [5.55] to [5.75]%).

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES

                                                                      Value of
                                                        Number of   Unexercised
                                                       Unexercised  In-The-Money
                                      Number            Options at   Options at
                                        of             Fiscal Year  Fiscal Year
                                      Shares   Value    End (None    End (None
                                     Acquired Realized Exercisable) Exercisable)
                                     -------- -------- ------------ ------------
D.R. Starrett.......................    300     $           500         $
D.A. Starrett.......................    300                 500
G.B. Webber.........................    100                 873
R.U. Wellington, Jr.................  1,898               2,870

F. Stock Performance Graph

  The following graph sets forth information comparing the cumulative total return to holders of the Company's Common Stock over the last five fiscal years with (1) the cumulative total return of the Russell 2000 Index ("Russell 2000") and (2) an index reflecting the cumulative total returns of the following companies ("Peer Group"): Badger, Brown & Sharpe, Chicago Rivet & Machine, Clarcor, Devlieg-Bullard, Eastern Co., Essef, Federal Screw Works, Gleason, IMO Industries, Regal Beloit, Tennant and WD-40.

[To come]

              II. APPROVAL OF AMENDMENT TO THE COMPANY'S BY-LAWS

Introduction

  There has been a considerable amount of litigation in the United States against corporate directors, officers and employees. The expense of such litigation has increased the personal exposure of these people to liability and has made it increasingly difficult for corporations to attract and retain qualified directors, officers and other persons serving in similar positions at the request of corporations, such as trustees and administrators of employee benefit plans.

  The Board has recommended that the stockholders approve an amendment of
Section 9 of the by-laws of the Company, a restatement of which is set forth in Appendix A attached hereto (the "By-law Amendment"). The principal effects of the By-law Amendment are as follows:

  1) The By-law Amendment, in general, updates the indemnification by-law currently in effect in response to the increased exposure that certain persons, including Company directors and officers and employees who are trustees and administrators of the Company's employee benefit plans, face as a result of serving in those positions.

  2) The By-law Amendment requires the Company to indemnify these persons to the maximum extent permitted under applicable law, including the laws of The Commonwealth of Massachusetts, where applicable and, in the case of trustees and administrators of the Company's employee benefit plans, the Employee Retirement Income Security Act ("ERISA").

  3) The By-law Amendment extends indemnification to any employee who serves at the request of the Company in any capacity with respect to any employee benefit plan even if that person is not also a director or officer of the Company.

  4) The By-law Amendment protects the Company's directors, officers and employee benefit plan trustees and administrators from subsequent repeal or amendment of the indemnification provisions of the Company's by-laws.

  5) The By-law Amendment allows the Company to enter into separate indemnification agreements with each of its directors, officers and employee benefit plan trustees and administrators.

  Section 67 of the Massachusetts Business Corporation Law ("Section 67") and the Company's by-laws as currently in effect require stockholder approval of amendments to the Company's by-laws concerning indemnification of the Company's directors. In addition, the Board considers it appropriate to submit the By-law Amendment to the stockholders for their approval because the members of the Board will be the beneficiaries of certain rights established by the By-law Amendment, and, therefore, the Board members have a personal interest in the approval of the By-law Amendment. As of the date of this proxy statement, there is no pending litigation or proceeding involving a director or officer of the Company or an employee benefit plan trustee or administrator where indemnification will be required or permitted under the By-law Amendment.

Indemnification Under Existing By-laws

  Section 9 of the by-laws as currently in effect provides that the Company shall, to the extent legally permissible, indemnify each of its directors and officers (including persons who serve at its request as directors, officers or trustees of another organization or who serve at its request in any capacity with respect to any employee benefit plan) against all liabilities and expenses incurred by him or her in connection with any legal proceeding by reason of his or her being or having been a director or officer. Indemnification is not allowed with respect to any matter as to which such person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that such person's action was in the best interests of the Company or, to the extent that such matter related to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

Description of the By-law Amendment

  The following discussion summarizes the principal terms of the By-law Amendment. This discussion is a summary only and is qualified in its entirety by reference to the By-law Amendment attached hereto as Appendix A. Stockholders are urged to read and consider the By-law Amendment carefully.

  (1) The Company shall, to the maximum extent permitted under applicable law, indemnify any person against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or proceeding, in which such person may be involved or with which such person may be threatened, by reason of the fact that such person:

    (a) is or was or has agreed to be a director or officer of the Company or while serving as a director or officer is or was serving at the request of the Company as a director, officer, trustee, employee or agent of another organization; or
    (b) is or was a director, officer or employee who is or was serving or has agreed to serve at the request of the Company in any capacity with respect to any employee benefit plan, including trustees and administrators.

  (2) No indemnification shall be provided with respect to any matter disposed of by settlement unless:

    (a) such indemnification is approved by a majority of the holders of the shares of the Company then entitled to vote for directors, exclusive of any shares owned by an interested director or officer; or
    (b) such indemnification and such settlement is approved by a majority of the disinterested directors as being in the best interest of the Company or employee benefit plan or participants served, as the case may be; or
    (c) if no directors are disinterested, a written opinion, reasonably satisfactory to the Company, of independent legal counsel that (i) such indemnification and such settlement, decree or disposition are in the best interest of the Company or employee benefit plan or participants served, as the case may be, and (ii) if adjudicated, such indemnification would not be found to have been prohibited by law.

  As used in the By-law Amendment, a director is "interested" if he or she is a defendant in the proceeding in question or a similar proceeding, and a "disinterested director" is any director who is not an interested director.

  (3) Expenses reasonably incurred in the defense of any proceeding may be paid by the Company in advance, upon an undertaking by the person being indemnified to repay such expenses if it is ultimately determined that indemnification for such expenses is not authorized under the by-laws.

  (4) Any repeal or modification of the indemnification provisions of the By-law Amendment shall not adversely affect any right or protection of a director or officer or employee benefit plan trustee or administrator relating to any acts or omission of such person occurring prior to such repeal or modification.

  (5) The Company may enter into indemnification agreements with any director, officer or employee benefit plan trustee or administrator so long as such agreement is in accordance with the provisions of the By-law Amendment.

Massachusetts Law Regarding Indemnification

  Section 67 permits, in part, indemnification by Massachusetts corporations of its directors, officers, employees, and persons who serve at its request in any capacity with respect to any employee benefit plan. Indemnification is permitted to the extent specified in or authorized by a corporation's articles of organization, a by-law adopted by the stockholders or a vote adopted by the holders of a majority of the stock entitled to elect directors. Section 67, however, prohibits a corporation from indemnifying a person with respect to any matter who has been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation, or to the extent that the matter relates to service with respect to an employee benefit plan, in the best interest of the participants or beneficiaries of such employee benefit plan.

  In addition, Section 67 specifically permits a corporation to advance expenses incurred in defending the action or proceeding if the indemnified person undertakes to repay the amount advanced should such person later be adjudicated not to be entitled to indemnification under Section 67. Any such indemnification may be provided although the person to be indemnified is no longer an officer, director, employee or agent of the corporation or of such other organization or no longer serves with respect to any employee benefit plan.

Reasons for Adoption of the By-law Amendment

  The increase in the frequency of litigation and amount of claims directed against directors and officers and other representatives of publicly held companies has expanded the challenges and risks in performing these functions. As a result of this increase in potential liability and the relatively small compensation associated with service as a director or officer, it has become increasingly difficult for many businesses similar to the Company to hire and retain talented and experienced directors, officers and other representatives. To date, the Company has not experienced significant difficulties in attracting and retaining persons to serve as directors, officers or trustees or administrators of employee benefit plans. The Company expects to continue to recruit qualified persons for these positions and believes that such persons will be more willing to serve in these positions if they are afforded additional protection from personal liability.

  In light of the foregoing, the Board has determined that it is in the best interest of the Company and its stockholders to adopt the By-law Amendment.

Possible Disadvantages of the By-law Amendment

  The By-law Amendment, in general, broadens the Company's obligation to indemnify its directors and officers. As a result, the Company is more likely to expend its resources to indemnify its directors or officers for the underlying liabilities as well as the expenses of defending the suit than would be the case without the By-law Amendment. In addition, this broadened indemnification obligation would now extend to trustees and administrators of the Company's employee benefit plans who are not directors or officers. Furthermore, once the stockholders have adopted the By-law Amendment, any subsequent repeal or amendment of its provisions will not limit the protection afforded by it for acts or omissions occurring prior to such repeal or amendment. Finally, the stockholders should recognize that the directors may benefit from the indemnification protection afforded by the By-law Amendment, and therefore, the directors have a direct personal interest in the approval of the By-law Amendment.

Vote Required and Board of Directors' Recommendation

  Approval of this proposal will require the affirmative vote of at least a majority of the shares actually voted at the Annual Meeting other than the shares beneficially owned by members of the Board and officers. The Board believes that the By-law Amendment will serve, protect and enhance the best interest of the stockholders of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR' THE APPROVAL OF THE BY-LAW AMENDMENT.

                  III. APPROVAL OF INDEMNIFICATION AGREEMENTS

Introduction

  The stockholders are being asked to approve proposed indemnification agreements in substantially the form attached hereto as Appendix B (each, an "Indemnification Agreement"). The Company intends to enter into these Indemnification Agreements with each of its directors, officers or trustees or administrators of the Company's employee benefit plans. The Indemnification Agreements generally indemnify these persons against certain liabilities arising out of their service in such capacities consistent with the By-law Amendment discussed in II. above.

  The Board has recommended the approval of the Indemnification Agreements in addition to the By-law Amendment to supplement its policy of providing indemnification for persons serving in critical positions for the Company. The By-law Amendment would provide a level of protection from personal liability for the Company's directors, officers and employee benefit plan trustees and administrators that the Board recommends is in the best interest of the Company. Additionally, the By-law Amendment would allow the Company to enter into Indemnification Agreements on behalf of the Company. Each Indemnification Agreement will supplement the By-law Amendment by setting forth in greater detail the terms and conditions of indemnification provided by the Company. In addition, each Indemnification Agreement would be a binding contractual obligation of the Company under which each director, officer and employee benefit plan trustee and administrator could enforce his or her entitlement to indemnification.

  The Board considers it appropriate to submit the Indemnification Agreements to the stockholders for their approval because the members of the Board have a personal interest in the approval of these agreements as parties to, and beneficiaries of, the rights established by the Indemnification Agreements. As of the date of this proxy statement, there is no pending litigation or proceeding involving a director or officer of the Company or a trustee or administrator of its employee benefit plans where indemnification will be required or permitted under the Indemnification Agreement.

Principal Terms of the Indemnification Agreements

  The following discussion summarizes the principal terms of the form of Indemnification Agreement that supplement the indemnification protection afforded by the By-law Amendment. This discussion is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement attached hereto as Appendix B. Stockholders are urged to read and consider the form of Indemnification Agreement carefully.

  (1) The indemnification provided under the By-law Amendment to directors, officers and employees who are trustees or administrators of the Company's employee benefits plans (each, an "Indemnitee") would be to the maximum extent permitted under applicable law, including the laws of The Commonwealth of Massachusetts and, in the case of any trustee or administrator of an employee benefit plan, ERISA.

  (2) The Company will pay no indemnity:

      (a) to the extent paid for by D & O Insurance or Fiduciary Insurance maintained by the Company;

    (b) if such indemnity is judged to be in violation of law;
    (c) related to any proceeding initiated by the Indemnitee and not authorized by the Board;
    (d) in connection with any judgment against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Exchange Act or similar provisions of any federal, state or local law; and
    (e) in connection with fraudulent, dishonest or willful misconduct or misappropriation of assets by the Indemnitee.

  (3) Upon notification by the Indemnitee of commencement of any proceeding:

    (a) the Company may participate in the proceeding at its own expense;
    (b) the Company may assume the defense of the proceeding (unless the Indemnitee reasonably concludes that there is a conflict of interest) after which the Company will not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee subject to certain exceptions;
    (c) the Company will not be liable to indemnify the Indemnitee for any amounts paid in settlement of any action or claim effected without its written consent; and
    (d) the Company may settle any action except in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent.

  (4) Expenses reasonably incurred in the defense of any proceeding may be paid by the Company in advance in accordance with the By-Law Amendment. However, the Company shall not be required to advance any expense to the Indemnitee if he or she:

    (a) commences any proceeding as a plaintiff, unless such advance is authorized by the Board; and
    (b) is a party to any proceeding brought by the Company against the Indemnitee alleging willful misappropriation of assets, disclosure of confidential information or any other willful and deliberate breach in bad faith of his or her duty to the Company or its stockholders or the employee benefit plan or participants served, as the case may be.

  (5) Upon written request by the Indemnitee, the determination of the Indemnitee's entitlement to indemnification shall be made:

    (a) if a change in control (as defined in the Indemnification Agreement) shall have occurred, by independent legal counsel (as selected in accordance with the Indemnification Agreement) in a written opinion to the Board; or
    (b) if a change of control shall not have occurred, (i) by a majority vote of the disinterested directors, or (ii) if there are no such disinterested directors or, if such disinterested directors so direct, by independent legal counsel in a written opinion to the Board, or (iii) if so directed by the Board, by the stockholders of the Company.

  (6) The Indemnitee will be presumed to be entitled to indemnification or advancement of expenses and the Company shall have the burden of proof to overcome that presumption in making a determination as to such entitlement.

  (7) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if the Indemnitee's action is based on the records of the Company, information supplied by the officers of the Company, the advice of legal counsel for the Company, or information given in reports by an independent certified public accountant or other expert selected with reasonable care by the Company.

  The enforceability of certain of the provisions of the Indemnification Agreements has not been tested in court and remains subject to considerations of state and federal law and public policy.

Reasons for Adoption of the Indemnification Agreements

  The Board believes that the best interest of the Company and its stockholders will be served by maximizing the protection of its directors, officers and trustees and administrators of its employee benefit plans from the increased exposure to personal liability as a result of serving in those positions. The approval and ratification of the Indemnification Agreements by the stockholders will supplement the protection provided by the By-law Amendment by setting forth in greater detail the terms and conditions of the indemnification provided by the Company pursuant to the By-law Amendment. In addition, the Indemnification Agreements would be binding agreements of the Company that provide each director, officer and employee benefit plan trustee and administrator with a separate contractual right under which each can enforce his or her entitlement to indemnification. Therefore, to provide increased protection to persons serving in critical positions for the Company from the risk of litigation, the Board recommends that the Indemnification Agreements be approved.

Possible Disadvantages of the Indemnification Agreements

  The By-law Amendment and the Indemnification Agreements, in general, broaden the Company's obligation to indemnify its directors and officers. As a result, the Company is more likely to expend its resources to indemnify its directors or officers for the underlying liabilities as well as the expenses of defending the suit than would be the case without the By-law Amendment and the Indemnification Agreements. Furthermore, once the Indemnification Agreements are approved and subsequently entered into with the respective Indemnitees, the protection afforded by these agreements cannot be reduced without the Indemnitee's consent. Finally, the stockholders should note that the current directors of the Company have a direct personal interest in the approval of the Indemnification Agreements.

Vote Required and Board of Directors Recommendation

  Approval of this proposal will require the affirmative vote of the holders of at least a majority of the shares actually voted at the Annual Meeting other than the shares beneficially owned by members of the Board and officers. The Board believes that the Indemnification Agreements will serve, protect and enhance the best interests of the stockholders of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR' THE APPROVAL OF THE INDEMNIFICATION AGREEMENTS.

                  IV. RELATIONSHIP WITH INDEPENDENT AUDITORS

  During the year ended June 26, 1999, Deloitte & Touche was engaged to perform the annual audit. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so; they will be available to respond to appropriate questions.

  The Company presently expects to engage Deloitte & Touche as auditors for the 2000 fiscal year, but the selection will not be made until the September 1999 meeting of the Company's Board of Directors.

                                  V. GENERAL

A. Solicitation and Voting

  In case any person or persons named herein for election as a director should not be available for election at the Annual Meeting, proxies in the enclosed form (in the absence of express contrary instructions) may be voted for a substitute or substitutes as well as for other persons named herein.

  As of the date of this statement your management knows of no business that will be presented to the Annual Meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last meeting of stockholders, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes.

  As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies in the attached form that do not contain specific instructions to the contrary will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

  A summary of the Annual Meeting of the Stockholders of the Company will be sent to each stockholder.

  The enclosed proxy is solicited by the Board of Directors of the Company. The cost of solicitation will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company's officers and employees personally or by telephone or telegram. The Company will, on request, reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy material to beneficial owners. A proxy that is executed but that does not specify a vote for, against or in abstention will be voted in accordance with the recommendation of the Board of Directors contained herein.

  Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election tellers for the Annual Meeting. The two nominees for election as directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors.

  The election tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted in favor of or against, and will have no other effect on the election of directors (Section I).

B. Submission of Stockholder Proposals

  Stockholder proposals for inclusion in the Company's proxy statement for its 2000 Annual Meeting must be received by the Company no later than April 12, 2000.

  Under the Company's By-laws, stockholders who wish to make a proposal at the 2000 Annual Meeting--other than one that will be included in the Company's proxy statement--must notify the Company no earlier than April 23, 2000 and no later than May 23, 2000. If a stockholder who wishes to present a proposal fails to notify the Company by May 23, 2000, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Company's by-laws, the proposal is brought before the meeting, then under the SEC's proxy rules the proxies solicited by management with respect to the 2000 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

  IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE STAMPED ENVELOPE ADDRESSED TO THE COMPANY AT ATHOL, MASSACHUSETTS. Stockholders who send in proxies, but attend the Annual Meeting in person, may withdraw their proxies and vote directly if they prefer or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

August   , 1999

                                                                     APPENDIX A

             SECTION 9. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The corporation shall, to the maximum extent permitted from time to time under applicable law, indemnify any person against all liabilities and expenses, including amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees, reasonably incurred by such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, in which such person may be involved or with which such person may be threatened, by reason of the fact that such person

  (a) is or was or has agreed to be a director or officer of the corporation or while serving as a director or officer is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another organization; or

  (b) is or was a director, officer or employee who is or was serving or has agreed to serve at the request of the corporation in any capacity with respect to any employee benefit plan.

Such indemnification shall be provided although the person to be indemnified is not currently a director, officer, trustee, employee or agent of the corporation or such other organization or no longer serves with respect to any such employee benefit plan.

  Notwithstanding the foregoing, no indemnification shall be provided with respect to any matter disposed of by settlement, consent decree or other negotiated disposition unless

  (a) such indemnification shall have been approved by the holders of the shares of the corporation's capital stock then entitled to vote for directors, voting such shares as a single class, by a majority of the votes cast on the question exclusive of any shares owned by an interested director or officer; or

  (b) such indemnification and such settlement, decree or disposition shall have been approved as being in the best interest of the corporation or organization or plan or participants served, as the case may be, after notice that it involves such indemnification, by a majority of the disinterested directors (or, if applicable, the sole disinterested director) then in office (whether or not constituting a quorum); or

  (c) if no directors are disinterested, a written opinion, reasonably satisfactory to the corporation, of independent legal counsel selected by the corporation shall have been furnished to the corporation that
      (i) such indemnification and such settlement, decree or disposition are in the best interest of the corporation or organization or plan or participants served, as the case may be, and (ii) if adjudicated, such indemnification would not be found to have been prohibited by law.

  Expenses reasonably incurred in the defense or disposition of any such action, suit or other proceeding may be paid from time to time by the corporation in advance of the final disposition thereof upon receipt of an undertaking by the person so indemnified to repay to the corporation the amounts so paid if it is ultimately determined that indemnification for such expenses is not authorized under this section. Such undertaking may be accepted without reference to the financial ability of such person to make repayment.

  The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any person may be entitled. As used in this section, the term "person" includes the heirs, executors, administrators and personal representatives of any person, an "interested" director or officer is one against whom in such capacity the proceeding in question or another proceeding on the same or similar grounds is then pending or threatened, and a "disinterested director" is any director who is not an interested director. The absence of any express provision for indemnification shall not limit any right of indemnification existing independently of this section.

  Any repeal or modification of the foregoing provisions of this Section 9 shall not adversely affect any right or protection of a director or officer of the corporation or an employee of the corporation serving at the request of the corporation in any capacity with respect to an employee benefit plan with respect to any acts or omission of such director, officer or employee occurring prior to such repeal or modification.

  The corporation may enter into an indemnification agreement with any person afforded indemnification by the corporation pursuant to this Section 9 so long as such agreement is in accordance with the provisions of this Section 9.

                                                                     APPENDIX B

                           INDEMNIFICATION AGREEMENT

  This Agreement, made and entered into this    day of       , 1999,
("Agreement"), by and between The L.S. Starrett Company, a Massachusetts
corporation, (the "Corporation"), and         ("Indemnitee"):

  WHEREAS, the By-laws, as amended of the Corporation (the "By-laws") state that the Corporation shall, to the maximum extent permitted from time to time under applicable law and subject to certain other limitations, indemnify each person who serves as director or officer of the Corporation or while serving as a director or officer is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another organization or who is or was a director, officer or employee who is or was serving at the request of the Corporation in any capacity with respect to any employee benefit plan (each, an "Indemnified Position"), against certain liabilities and expenses; or

  WHEREAS, the Corporation has requested that Indemnitee serve in an Indemnified Position; and

  WHEREAS, Indemnitee has relied upon the indemnification provisions in the By-laws of the Corporation as a source of protection against inordinate risks of claims and actions against him or her arising out of his or her service to, and activities on behalf of, the Corporation and is only willing to continue to serve on behalf of the Corporation on the condition that the Corporation enter into an agreement in substantially the form hereto.

  NOW, THEREFORE, in consideration of Indemnitee's continued service in an Indemnified Position for or at the request of, the Corporation after the date hereof, the parties hereto hereby agree as follows:

  1. Indemnification of Indemnitee.

  (a) The Corporation hereby agrees, to the maximum extent permitted from time to time under applicable law, including the laws of the Commonwealth of Massachusetts and, in the case of any Indemnitee serving with respect to an employee benefit plan (each, a "Plan"), the Employee Retirement Income Security Act ("ERISA"), to indemnify Indemnitee against all liabilities and expenses, including amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees, reasonably incurred by Indemnitee in connection with the defense or disposition of any action, suit or other proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, in which Indemnitee may be involved or with which Indemnitee may be threatened, by reason of the fact that Indemnitee is or was or has agreed to serve in an Indemnified Position.

  (b) Notwithstanding the foregoing, no indemnification shall be provided with respect to any matter disposed of by settlement, consent decree or other negotiated disposition unless:

    (i) such indemnification shall have been approved by the holders of the shares of the Corporation's capital stock then entitled to vote for directors, voting such shares as a single class, by a majority of the votes cast on the question exclusive of any shares owned by an interested director or officer; or

    (ii) such indemnification and such settlement, decree or disposition shall have been approved as being in the best interest of the corporation or organization or plan or participants served, as the case may be, after notice that it involves such indemnification, by a majority of the Disinterested Directors (or, if applicable, the sole Disinterested Director) then in office (whether or not constituting a quorum); or

    (iii) if no Disinterested Directors exist, a written opinion, reasonably satisfactory to the Corporation, of independent legal counsel selected by the Corporation shall have been furnished to the Corporation that (A) such indemnification and such settlement, decree or disposition are in the best interest of the corporation or organization or plan or participants served, and
          (B) if adjudicated, such indemnification would not be found to have been prohibited by law.

  (c) As used in this section, an "interested" director is one against whom in the capacity of an Indemnified Position the Proceeding in question or another Proceeding on the same or similar grounds is then pending or threatened, and a "Disinterested Director" is any director who is not an interested director. The absence of any express provision for indemnification shall not limit any right of indemnification existing independently of this section.

  2. Additional Limitations on Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by the Corporation;

  (a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Indemnitee is indemnified pursuant to any D & O Insurance or Fiduciary Insurance purchased and maintained by the Corporation;

  (b) in respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law or public policy (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for such indemnification should be submitted to appropriate courts for adjudication);

  (c) on account of any Proceeding initiated by Indemnitee unless such Proceeding was authorized in the specific case by action of the Board of Directors of the Corporation (the "Board");

  (d) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto (the "Exchange Act") or similar provisions of any federal, state or local statutory law;

  (e) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct; and

  (f) on account of Indemnitee's conduct which is the subject of a Proceeding described in Section 5(b)(ii) or (iii) hereof.

  3. Continuation of Obligations. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is serving and shall continue thereafter so long as

Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was serving in an Indemnified Position.

  4. Notification and Defense of Claim. Not later than 30 days after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof but the omission so to notify the Corporation will not relieve the Corporation from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such Proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

  (a)The Corporation will be entitled to participate therein at its own expense;

  (b) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election so as to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his or her counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there is a material conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action which would impair the ability of the Corporation to adequately defend the interests of the Corporation, or
      (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the reasonable fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in
      (ii) above; and

  (c) The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

  5. Advancement and Repayment of Expenses.

  (a) Expenses, including counsel fees ("Expenses"), reasonably incurred by Indemnitee in connection with the defense or disposition of any Proceeding shall be paid from time to time by the Corporation in advance of the final disposition thereof upon receipt of an undertaking by Indemnitee to repay the amounts so paid if Indemnitee ultimately shall be adjudicated to be not entitled to indemnification pursuant to this Agreement. Such an undertaking may be accepted without reference to the financial ability of Indemnitee to make repayment.

  (b) Notwithstanding the foregoing, the Corporation shall not be required to advance such expense to Indemnitee if he or she:

    (i) commences any Proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors of the Corporation;

    (ii) is a party to any Proceeding brought by the Corporation which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of his or her fiduciary or contractual obligations to the Corporation or any other willful and deliberate breach in bad faith of his or her duty to the Corporation or its stockholders;

    (iii) in the case of persons serving at the request of the Corporation with respect of any employee benefit plan, is a party to any Proceeding brought by the Corporation which alleges willful misappropriation of the assets of such employee benefit plan by Indemnitee, disclosure of confidential information in violation of his or her fiduciary or contractual obligations to such employee benefit plan or any other willful and deliberate breach in bad faith of his or her duty to such employee benefit plan or its participants or beneficiaries.

  (c) The Corporation shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within seven business days of such request) advance such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for
      (i) indemnification or advance payment of Expenses by the Corporation under this Agreement or any other agreement or By-law of the Corporation now or hereafter in effect; or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

  (d) Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Indemnified Position, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

  6. Procedure for Determination of Entitlement to Indemnification.

  (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Clerk of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

  (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 6(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case:

    (i) if a Change in Control (as defined in Annex A) shall have occurred, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee;

    (ii) if a Change of Control shall not have occurred, (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, or (B) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee or (C) if so directed by the Board, by the stockholders of the Corporation; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within seven days after such determination.

        The Corporation and the Indemnitee shall each cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Expenses incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification), and the Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

  (c) In the event the determination of entitlement to indemnification is to be made by independent legal counsel pursuant to Section 6(b) hereof, the independent legal counsel shall be selected by the Board, provided, however, if a Change of Control shall have occurred, the independent legal counsel shall be selected by Indemnitee. For purposes of this Agreement, "independent legal counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and would not have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Corporation agrees to pay the reasonable fees of the independent legal counsel referred to above and to fully indemnify such counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

  (d) The Corporation shall not be required to obtain the consent of the Indemnitee to the settlement of any Proceeding which the Corporation has undertaken to defend if the Corporation assumes full and sole responsibility for such settlement and the settlement grants the Indemnitee a complete and unqualified release in respect of the potential liability. The Corporation shall not be liable for any amount paid by the Indemnitee in settlement of any Proceeding that is not defended by the Corporation, unless the Corporation has consented to such settlement, which consent shall not be unreasonably withheld.

  7. Enforcement.

  (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligation imposed on the Corporation hereby in order to induce Indemnitee to continue to serve in an Indemnified Position, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

  (b) In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse

     Indemnitee for all Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

  8. Remedies of Indemnitee. In the event that (i) a determination is made pursuant to this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of expenses is not timely made pursuant to this Agreement, or (iii) no determination of entitlement to indemnification shall have been made pursuant to this Agreement within 90 days after receipt by the Corporation of the request for indemnification, Indemnitee shall be entitled to an adjudication by any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association.

  9. Presumptions and Effect of Certain Proceedings.

  (a) In making a determination with respect to entitlement to indemnification or the advancement of Expenses hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification or advancement of expenses under this Agreement if Indemnitee has submitted a request for indemnification or the advancement of expenses in accordance with
      Section 5(a) of this Agreement, and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

  (b) If the person, persons or entity empowered or selected under Section 6 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 60 days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or a prohibition of such indemnification under applicable law; provided, however, that the foregoing provisions of this Section 9(b) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to this Agreement and if:

    (i) within 15 days after receipt by the Corporation of the request for such determination, the Board has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within 75 days after such receipt and such determination is made thereat; or

    (ii) a special meeting of stockholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat.

  (c) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on:

      (i) the records or books of account of the Corporation or relevant enterprise, including financial statements; or

    (ii) information supplied to Indemnitee by the officers of the Corporation or relevant enterprise in the course of their duties; or

    (iii) the advice of legal counsel for the Corporation or relevant enterprise; or

    (iv) information or records given in reports made to the Corporation or relevant enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or relevant enterprise; or

  (d) The provisions of this Section shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

  10. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

  11. Non-Exclusivity of Rights. The right of indemnification hereby provided shall not be exclusive. Nothing contained herein shall affect any other rights to indemnification to which Indemnitee may be entitled by contract, by any entity's charter or by-laws or otherwise under law.

  12. Survival of Rights. The rights conferred on Indemnitee by this Agreement shall continue after he or she has ceased to serve in an Indemnified Position and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

  13. Severability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

  14. No Employment Contract. This Agreement shall not be deemed an employment contract between the Corporation (or any of its subsidiaries) and Indemnitee. Indemnitee specifically acknowledges that Indemnitee's employment with the Corporation (or any of its subsidiaries), if any, is at will, and the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between Indemnitee and the Corporation (or any of its subsidiaries), other applicable formal severance policies duly adopted by the Board, or, with respect to service as a director or officer of the Corporation, by the Corporation's Articles of Organization, By-laws, and applicable law.

  15. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

  16. Binding Effect. This Agreement shall be binding upon Indemnitee and upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, his or her heirs, personal representative and assigns and to the benefit of the Corporation, its successors and assigns.

  17. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date first above written.

                                          THE L.S. STARRETT COMPANY


                                          By: _________________________________
                                          Name:
                                          Title:

                                          INDEMNITEE:


                                          _____________________________________
                                          Name:

                                    ANNEX A

  For the purposes of this Agreement, a "Change of Control" means:

  a. The acquisition by any person, corporation, partnership, limited liability company or other entity (a "Person", which term shall include a group within the meaning of the Exchange Act) of ultimate beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly of 30% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any such acquisition directly from the Corporation, except for acquisition of securities upon conversion of other securities of the Corporation (ii) any such acquisition by the Corporation, (iii) any such acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any such acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Annex A; or

  b. Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

  c. Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation in one or a series of transactions (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) ultimately beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the Corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

  d. Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

                                  PROXY CARD

                     FOR VOTING CLASS A COMMON STOCK ONLY

                           THE L.S. STARRETT COMPANY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 15, 1999

     The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 15th day of September, 1999 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

              Management recommends a vote FOR the following proposals:

          1.  ELECTION OF DIRECTORS:  As set forth in the Proxy Statement.

                    Nominee:       Andrew B. Sides, Jr.

                    [_]  FOR       [_]  WITHHELD

          2.   APPPROVAL OF AMENDMENT TO THE COMPANY'S BY-LAWS.


                    [_]  FOR       [_]  AGAINST      [_]  ABSTAIN

          3.   APPROVAL OF INDEMNIFICATION AGREEMENTS.


                    [_]  FOR       [_]  AGAINST      [_]  ABSTAIN

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Items 1, 2 and 3.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                         Dated:  ________________________, 1999
                                                      (Please Date)



                                         ______________________________________



                                         ______________________________________
                                                       Sign Here

                                       Note:
                                       Please sign exactly as name(s) appears
                                       hereon. Joint owners should each sign.
                                       When signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.

                                  PROXY CARD
                     FOR VOTING CLASS B COMMON STOCK ONLY

                           THE L.S. STARRETT COMPANY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 15, 1999

     The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 15th day of September, 1999 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

           Management recommends a vote FOR the following proposals:

       1.  ELECTION OF DIRECTORS:  As set forth in the Proxy Statement.

                       Nominees:   Douglas R. Starrett
                                  Roger U. Wellington, Jr.

                   [_]  FOR BOTH NOMINEES

                   [_]  WITHHELD FROM BOTH NOMINEES

                   [_]  For, except vote withheld from the following nominee:
                        ____________________________________________________

       2.  APPPROVAL OF AMENDMENT TO THE COMPANY'S BY-LAWS.


                   [_]  FOR      [_]  AGAINST     [_]  ABSTAIN

       3.  APPROVAL OF INDEMNIFICATION AGREEMENTS.

                   [_]  FOR      [_]  AGAINST     [_]  ABSTAIN

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Items 1, 2 and 3.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                         Dated:  ________________________, 1999
                                                       (Please Date)



                                         ____________________________________


                                         ____________________________________
                                                        Sign Here
                                         Note:
                                         Please sign exactly as name(s) appears
                                         hereon. Joint owners should each sign.
                                         When signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such. If
                                         signer is a corporation, please sign
                                         corporate name in full by authorized
                                         officer.

                           THE L.S. STARRETT COMPANY

 DIRECTIONS UNDER 401(K) STOCK SAVINGS PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 15, 1999

     The undersigned hereby directs Douglas A. Starrett, Roger U. Wellington, Jr. and Richard C. Newton, and each of them, as trustees under the 401(k) Stock Savings Plan and Employee Stock Ownership Plan (the "Plans") of The L.S. Starrett Company (the "Company"), to vote and act in the manner designated below at the Annual Meeting of Stockholders to be held on the 15th day of September, 1999 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company allocated to the undersigned under the Plans. The undersigned hereby revokes any other directions previously given to vote the same shares of stock for said meeting.

           Management recommends a vote FOR the following proposals:

          1.   ELECTION OF DIRECTORS:  As set forth in the Proxy Statement.

Class A Stockholders: Andrew B. Sides, Jr.         Class A and B Stockholders: Douglas R. Starrett
                                                                               Roger U. Wellington, Jr.

[_] FOR          [_] WITHHELD            [_] FOR BOTH NOMINEES

                                         [_] WITHHELD FROM BOTH NOMINEES

                                         [_] For, except vote withheld from the following nominee:
                                             _____________________________________________________

          2.   APPPROVAL OF AMENDMENT TO THE COMPANY'S BY-LAWS.


                         [_] FOR                [_] AGAINST  [_] ABSTAIN

          3.   APPROVAL OF INDEMNIFICATION AGREEMENTS.


                         [_] FOR                [_] AGAINST  [_] ABSTAIN

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Items 1, 2 and 3.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                 Dated:  ________________________, 1999
                                              (Please Date)



                                 ______________________________________


                                 ______________________________________
                                                Sign Here

                                 Note:
                                 Please sign exactly as name(s) appears hereon Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.

                                  PROXY CARD
                           THE L.S. STARRETT COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 15, 1999

     The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 15th day of September, 1999 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

           Management recommends a vote FOR the following proposals:

          1.   ELECTION OF DIRECTORS:  As set forth in the Proxy Statement.

Class A Stockholders: Andrew B. Sides, Jr.         Class A and B Stockholders: Douglas R. Starrett
                                                                               Roger U. Wellington, Jr.

[_] FOR          [_] WITHHELD            [_] FOR BOTH NOMINEES

                                         [_] WITHHELD FROM BOTH NOMINEES

                                         [_] For, except vote withheld from the following nominee:
                                             _____________________________________________________

          2.   APPPROVAL OF AMENDMENT TO THE COMPANY'S BY-LAWS.


                         [_] FOR                [_] AGAINST  [_] ABSTAIN

          3.   APPROVAL OF INDEMNIFICATION AGREEMENTS.


                         [_] FOR                [_] AGAINST  [_] ABSTAIN

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Items 1, 2 and 3.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                         Dated:  ________________________, 1999
                                                      (Please Date)



                                         ____________________________________


                                         ____________________________________
                                                        Sign Here

                                         Note:
                                         Please sign exactly as name(s) appears
                                         hereon. Joint owners should each sign.
                                         When signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such. If
                                         signer is a corporation, please sign
                                         corporate name in full by authorized
                                         officer.